UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 30, 2025

VIPER ENERGY, INC.

(Exact Name of Registrant as Specified in Charter)

DE	001-36505	46-5001985
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

500 West Texas Ave.
Suite 100
Midland, TX	79701
(Address of principal executive offices)	(Zip code)

(432) 221-7400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.000001 Par Value	VNOM	The Nasdaq Stock Market LLC (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Underwriting Agreement for the Equity Offering

On January 30, 2025, Viper Energy, Inc. (“Viper”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Mizuho Securities USA LLC and Morgan Stanley & Co., as representatives of the several underwriters named therein (the “Underwriters”). The Underwriting Agreement relates to a public offering (the “Offering”) by Viper of an aggregate of (i) 24,640,000 shares of Viper’s Class A common stock, par value $0.000001 per share (“Class A Common Stock”), and (ii) up to 3,696,000 shares of Class A Common Stock available for purchase by the Underwriters upon exercise of the Underwriters’ option to purchase additional shares of Class A Common Stock (the “Option”) from Viper at the public offering price of $44.50 per share, less underwriting discounts and commissions. On January 31, 2025, the Underwriters exercised the Option in full.

Net proceeds to Viper from the sale of the 28,336,000 shares of its Class A Common Stock, after the underwriting discount and estimated offering expenses, was approximately $1.2 billion. Viper intends to use the net proceeds from the Offering to fund the cash consideration for its previously announced pending acquisition (the “Pending Drop Down”) of all of the equity interests of certain mineral and royalty-interest owning subsidiaries of Viper’s parent, Diamondback Energy, Inc. (“Diamondback”), if it closes, and the remaining net proceeds will be used for general corporate purposes. If the Pending Drop Down does not close, Viper will use the net proceeds from the Offering for general corporate purposes.

The Underwriting Agreement contains customary representations, warranties and agreements of Viper and other customary obligations of the parties and termination provisions. Viper has agreed to indemnify the Underwriters against certain liabilities under the Securities Act of 1933, as amended (the “Securities Act”), or to contribute to payments the Underwriters may be required to make because of any such liabilities. Under the Underwriting Agreement, Viper, its directors and executive officers and Diamondback have also agreed that they will not, among other things, offer, sell, pledge, lend or otherwise dispose of any shares of Class A Common Stock or securities convertible into or exchangeable or exercisable for any shares of Class A Common Stock, or publicly disclose the intention to make any such offer, sale, pledge or disposition, in each case, subject to certain exceptions, without the prior written consent of J.P. Morgan Securities LLC, for a period of 45 days from the date of the Underwriting Agreement. Viper also agreed that it will not file with the SEC a registration statement under the Securities Act relating to shares of Class A Common Stock or securities convertible into or exchangeable or exercisable therefor, subject to certain exceptions, including relating to certain specified resale registration statements on Form S-3 and any registration statement on Form S-8, without the prior written consent of J.P. Morgan Securities LLC, for a period of 45 days from the date of the Underwriting Agreement.

The Offering was made pursuant to Viper’s effective automatic shelf registration statement on Form S-3 (File No. 333-282039), filed with the Securities and Exchange Commission (the “SEC”) on September 11, 2024 (the “Shelf Registration Statement”), and a prospectus, which consists of a base prospectus, filed with the SEC on September 11, 2024, a preliminary prospectus supplement, filed with the SEC on January 30, 2025, and a final prospectus supplement, filed with the SEC on February 3, 2025.

Certain of the Underwriters and their affiliates have provided in the past to Viper and its affiliates and may provide from time to time in the future certain commercial banking, financial advisory, investment banking and other services for Viper and such affiliates in the ordinary course of their business, for which they have received and may continue to receive customary fees and commissions. In addition, from time to time, certain of the Underwriters and their affiliates may effect transactions for their own account or the account of customers, and hold on behalf of themselves or their customers, long or short positions in Viper’s debt or equity securities or loans, and may do so in the future. The Underwriters and certain of their affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or instruments and may at any time hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

The preceding summary of the Underwriting Agreement is qualified in its entirety by reference to the full text of such agreement, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure

On January 30, 2025, Viper issued a press release announcing the pricing of the Offering. A copy of such press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01.	Other Events.

In connection with the Offering, Viper is filing a legal opinion of Akin Gump Strauss Hauer & Feld LLP regarding the legality of the Class A Common Stock issued in the Offering, attached as Exhibit 5.1 to this Current Report on Form 8-K, to incorporate such opinion by reference into the Shelf Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Number	Description

1.1*	Underwriting Agreement, dated January 30, 2025, by and among Viper Energy, Inc. and J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Mizuho Securities USA LLC and Morgan Stanley & Co., as representatives for the several underwriters.

5.1*	Opinion of Akin Gump Strauss Hauer & Feld LLP regarding the legality of the Class A Common Stock issued in the Offering.

99.1**	Press release dated January 30, 2025 entitled “Viper Energy Announces Pricing of Upsized Class A Common Stock Offering.”

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

*	Filed herewith.
**	Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIPER ENERGY, INC.

Date: February 3, 2025	By:	/s/ Teresa L. Dick
	Name:	Teresa L. Dick
	Title:	Chief Financial Officer, Executive Vice President and Assistant Secretary